

MARATHON
DIGITAL HOLDINGS

Securing and Supporting the Bitcoin Ecosystem

NASDAQ: MARA | JAN 2024

Safe Harbor Statement

Statements made in this presentation include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by the use of words such as "may," "will," "plan," "should," "expect," "anticipate," "estimate," "continue," or comparable terminology. Such forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading "Risk Factors" in the Company's Annual Reports on Form 10-K, as may be supplemented or amended by the Company's Quarterly Reports on Form 10-Q. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Disclaimer

This presentation is not intended to be and should not be considered as forward-looking statements by the Company. It is impossible to forecast what the price of bitcoin, hash rate, or the difficulty rate will be on any specific date, including during 2023, when all the Company's miners are expected to be deployed. This presentation is for illustrative purposes only to provide the reader with an estimate of the Company's potential gross revenue, mining power and hosting costs, which might be attained if all miners were deployed as of a specific date and with certain parameters used, as set forth below.

Investor Notice

Investing in our securities involves a high degree of risk. Before making an investment decision, you should carefully consider the risks, uncertainties and forward-looking statements described under "Risk Factors" in Item 1A of our most recent Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2022. If any of these risks were to occur, our business, financial condition or results of operations would likely suffer. In that event, the value of our securities could decline, and you could lose part or all of your investment. The risks and uncertainties we describe are not the only ones facing us. Additional risks not presently known to us or that we currently deem immaterial may also impair our business operations. In addition, our past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results in the future.

Marathon – We Think Outside the Blocks

Our Business

- Converting electricity into economic value with the most efficient hardware available
- Developing new technologies to advance the Bitcoin mining network

Our Strategy

- **Vertically Integrated Technology**
- Software + hardware + infrastructure

- **Bitcoin Treasury**
- 15,174 BTC held (unrestricted December 2023)

- **Diversified Operations**
- 24.7 EH/s energized across 10 sites in North America and the Middle East[1]

- **Sustainably Powered**
- 100% carbon neutral in 2023, 54% of energy from sustainable sources 3Q23[2]

Increased Operational Hash Rate[1] 253% In 2023



30
20
10
0
2.1
3.9
4.1
4.0
0.5
7.0
11.5
17.7
19.1
24.7
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Energized Hash Rate (EH/s)
Installed Not Yet Energized Hash Rate

1. As of December 31, 2023. Energized hash rate is the amount of hash rate based on the manufacturers' specifications that could theoretically be generated if all miners that have been energized are currently in operation.
2. Approximately 54% of the electricity used to power our mining operations was generated by sustainable sources of energy (YTD through September 30, 2023). The company expects to offset the remainder through renewable energy credits in calendar year 2023.

Setting the Pace for the Bitcoin Mining Industry

ONE OF THE LARGEST & MOST LIQUID MINERS

TICKER
NASDAQ: MARA

CLOSING SHARE PRICE
$23.49
AS OF 12/31/23

MARKET CAP & VOLUME
$5.2B — AS OF 12/31/23
53.6M — AVG. 30-DAY VOLUME (12/31/23)

EFFICIENTLY SCALING & EXPANDING OPERATIONS

HASH RATE
24.7 EH/s — Energized (as of 12/31/23)
~32 EH/s — ONCE FULLY DEPLOYED*

FLEET EFFICIENCY
25 J/TH — AS OF 12/31/23
24 J/TH — ONCE FULLY DEPLOYED*

AVG. DAILY BTC PRODUCED
59.8 BTC — DECEMBER 2023
35.2 BTC — 2023 YTD THROUGH 12/31/23

PROACTIVELY MANAGING LIQUIDITY

UNRESTRICTED CASH & CASH EQUIVALENTS
$356.8M
AS OF 12/31/23

UNRESTRICTED BTC
15,174 BTC (c. $642M)
AS OF 12/31/23

SHORT-TERM DEBT
$0.0
AS OF 12/31/23 (EXCL. A/P)

Source: FactSet & company data

*Based on manufacturers' specifications

Increasing Hash Rate, BTC Production, Efficiency, and Market Share



Operational Hash Rate (EH/s)
25
20
15
10
5
0
3.8
7.0
11.5
17.7
19.1
+29%
24.7
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023



Bitcoin Mined
5000
4000
3000
2000
1000
0
616
1,562
2,195
2,926
3,490
+22%
4,242
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023



Average Fleet Efficiency (J/TH)
40
30
20
10
0
31.0
30.9
29.9
27.3
25.8
-4%
24.8
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023



Share of Bitcoin Miner Rewards[1]
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
0.7%
1.8%
2.5%
3.3%
4.0%
+28 bps
4.3%
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023

[1] Share of bitcoin miner rewards defined as Marathon's mining rewards in the period divided by total network rewards available in the period

Vertically Integrated Tech Stack Improves Operational Efficiency and Enhances Economic Moat

Mining Technology Stack

SOFTWARE

MARAPOOL
- Self owned & operated mining pool
- Reduces latency & increases transparency

FIRMWARE

Custom Controller Boards
- Proprietary firmware optimizes our miners' performance
- Better curtailment times & improved temperature control & voltage protection

HARDWARE

ASICs
- Investing in the most advanced ASICs
- Believed to be one of the most energy efficient mining fleets (25.2 J/TH)

INFRASTRUCTURE

Immersion Cooling
- Reduces maintenance of miners & overcomes challenging climates
- Designing next-gen cooling systems

A Diversified, Portfolio Approach to Bitcoin Mining

Each Bitcoin mining deployment comes with its own set of constraints, and each requires a curated approach. We adapt accordingly. Over time, we have used different strategies and structures to build a portfolio of Bitcoin mining operations that is designed to diversify risk across our organization.

Third-Party Hosting

- Optimizes for rapid deployment
- Optimizes for capex – shifts burden and risk to hosting provider, maximizes capex available to invest in mining rigs
- Optimizes for optionality – ability to move at end of term w/o abandoning infrastructure investment

Self-Hosting / Vertically Integrated / Joint Ventures

- Optimizes for bespoke design
- Optimizes for lowest operating cost
- Optimizes for optionality of scaling as needed

Marathon's Portfolio Approach To Bitcoin Mining Assets

Applying Portfolio Theory To Bitcoin Mining Assets	Key Advantages
Third-Party Hosted	Rapid deployment; outperforms in bull cycles
Self-Hosted	Lower operating cost and greater control; outperforms in bear cycles
Bitcoin Reserves	Hedge against currency risk and inflation; historical strong performance as an asset
Cash	Short-term "dry powder"; provides liquidity to take advantage of attractive opportunities
Non-Mining Revenue	Potential to monetize proprietary technology in non-Bitcoin mining sectors

MARA Acquired Two Hosting Sites From Generate Capital

Transaction	• Acquired two datacenters with a total of 390 MW in power capacity • Marathon currently represents 64 MW (2.2 EH/s) or 16% of the total • Potential to add another 310 MW and grow MARA total to 1.2 GW
Financial Highlights	• Power cost expected to be ~$0.04/KWh with optimization and demand response • Immediately lowers direct cost per coin by over 30% on existing MARA-hosted 2.2 EH/s • Near-term energization of vacant 82 MW, expect to fill with previously-announced miner orders • Remaining 244 MW under hosting contracts with attractive terms (profitable)
Key Terms	• Cash consideration $178.6M or approximately $458,000 per MW, was paid at closing • Cash was paid from the balance sheet, no additional debt or equity issuance required • Transaction closed on January 12, 2024, integration efforts underway

Acquisition Boosts Capacity 56%, Creates Path to 50 EH/s

Strategic Benefits

- Cements path to 50 EH/s over next 18-24 months
- Boosts power capacity 56% to 910 MW, potential for 1.2 GW
- Increases site ownership from 3% to 45%

Financial Impact

- Boosts baseline 2024 revenue by over 50%
- Increases gross margin by over 400 bps
- Significantly accretive

These Transactions Accelerate Our Strategic Priorities

Strategic Initiatives	Acquisition Impact
Energize	Increases power capacity from 584 MW to 910 MW, potential for over 1.2 GW
Optimize	Pro forma 2024 gross margin improves by over 400 bps
Diversify	Accelerates transition away from asset-light, owned mix increases from 3% to 45% pro forma

Significantly Grows Power Capacity and Ownership

CURRENT CAPACITY (MW) BY LOCATION



Jamestown, ND
6%
Granbury, TX
9%
Kearney, NE
2%
Int'l JVs
3%
Ellendale, ND
29%
McCarney, TX
34%
Garden City, TX
17%
Total: 584 MW
Owned: 3%

PRO FORMA CAPACITY (MW) BY LOCATION



Jamestown, ND
6%
Ellendale, ND
29%
Granbury, TX
32%
Garden City, TX
17%
Kearney, NE
11%
McCarney, TX
34%
Int'l JVs
3%
Total: 910 MW
Owned: 45%

Distributed Operations With A Global Presence

Setting The Pace For The Bitcoin Mining Industry


A
B
C
D
E
F
G
H

- Sites Owned by Marathon
- Sites Operated by Marathon

Diversified Portfolio

- 8 Bitcoin mining sites across multiple states & countries

Collaborative Efforts

- Partnerships with multiple hosting providers
- Working with renewable energy companies

Resulting Strengths:

- Broadened mining expertise
- Adaptable business model

A Jamestown, ND
- Grid
- 33MW

B Ellendale, ND
- Grid
- 180MW

C Kearney, NE
- Grid
- 100MW

D Granbury, TX
- Grid
- 100MW

E Garden City, TX
- Co-Located on a Wind Farm
- 100MW

F McCamey, TX
- Co-Located on a Wind Farm
- 200MW

G Abu Dhabi, UAE
- 64MW Online
- 250MW Total

H Hernandias, Paraguay
- Co-Located at Itaipu hydroelectric dam
- 27MW

Financially Attractive Transaction[1]

- **Significant Revenue Boost:** Expect acquisitions to add over $200M to 2024 revenues. Material contribution from Mining and Hosting
- **Additional Financial Contribution:** In addition to revenue boost, significant contribution through demand response management and curtailment
- **Increased Ownership:** Hosted operations helped us scale but come with extra costs. Transaction increases owned facilities from 3% to 45% and increases power capacity by 56% to 910 MW
- **Lower Costs:** More ownership improves cost per coin, increases control/efficiency, and expands our ability to optimize with MARA's proprietary technology

Boosts 2024 Revenue Outlook By Over 50%



$600+M
$389M
2024 Base
Mining
Hosting
Demand Response[2]
Pro Forma

Expected Financial Impact

[1] Base 2024 based on November 2023 disclosed energized hash rate of 23.7 EH/s, 90% average uptime, average hashprice of $0.05/TH/day and $0.065 per kWh average hosting cost

[2] Demand response included in expected financial impact on a pro forma basis. For financial reporting purposes, demand response revenues will be reflected as a separate line item in the consolidated statement of operations.

Experienced Management Team



Fred Thiel

CHAIRMAN & CEO

- Chairman and CEO since April 2021
- Proven public company tech entrepreneur, built many successful businesses
- Known for creating value through innovation
- Bitcoin industry thought leader
- Extensive private equity and venture capital experience



Salman Khan

CHIEF FINANCIAL OFFICER

- Chief Financial Officer since June 2023
- 25 years in public companies and Big Four accounting/consulting
- High-tech, renewable energy, oil and gas industries
- Finance, M&A, controllership, operations, IR, startups, scale up and exit
- MBA from University of Michigan, Certified Accountant (UK)



Jim Crawford

CHIEF OPERATING OFFICER

- Chief Operating Officer since March 2013
- Entrepreneurial, operations and IP
- Scaling up and optimization of operations
- 20 Years experience in publicly traded companies
- MBA from Washington State, and patent holder



Adam Swick

CHIEF GROWTH OFFICER

- Chief Growth Officer since March 2023; at MARA since 2021
- Prior Director of Strategic Finance at Kraken Digital Asset Exchange
- Previously early-stage venture capitalist
- Founded Swick Capital in 2018
- Former strategy consultant at BCG
- MBA from Northwestern's Kellogg, BS from UPenn's Wharton



Ashu Swami

CHIEF TECHNOLOGY OFFICER

- Chief Technology Officer since December 2021
- Extensive Bitcoin mining hardware and software experience
- Portfolio manager, high-frequency trading at Morgan Stanley
- MBA from Duke University, BTech CSE from IIT Bombay



MARATHON DIGITAL HOLDINGS

Securing and Supporting the Bitcoin Ecosystem

NASDAQ: MARA | JAN 2024